SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004
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                             Northwest Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


       United States                   0-23817                   23-2900888
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


        301 Second Avenue
       Warren, Pennsylvania                           16365
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(Address of principal executive office)             (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
____ Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
____ Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02   Results of Operations and Financial Condition
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            On October 21, 2004, Northwest Bancorp, Inc. issued a press release disclosing first quarter fiscal year 2005 financial results. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01   Financial Statements and Exhibits
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            (a)         Not applicable

            (b)         Not applicable

            (c)         Exhibits

                        Exhibit No.         Description
                        -----------         -----------
                        99.1                Press release dated October 21, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  October 22, 2004                   By: /s/ William W. Harvey, Jr.
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                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer